TRANSATLANTIC
Petroleum Ltd.

ROMANIA
KOYNARE PRODUCTION CONCESSION
BULGARIA
SOFIA
THRACE
BASIN
TEKIRDAG
ISTANBUL
ANKARA
SIVAS
BASIN
TURKEY
SALT
BASIN
DIYARBAKIR
SELMO
MOLLA
ARPATEPE
SOUTHEAST
BASIN
MEDITERRANEAN SEA

4Q12 Preliminary Financial and Operations Review March 19, 2013 Exhibit 99.2

TRANSATLANTIC Petroleum Ltd.

TRANSATLANTIC Petroleum Ltd.

Forward Looking Statements
Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies;
industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services; and other factors discussed here and under the heading “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31,
2011 and our Quarterly Report on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 available at our website at
www.transatlanticpetroleum.com and www.sec.gov. See also TransAtlantic’s 2011 audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the
Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. There is no certainty that any portion of estimated prospective resources will be discovered.
If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources.
BOE is derived by converting natural gas to oil in the ratio of six thousand cubic feet (Mcf) of natural gas to one barrel (bbl) of oil. Boe may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf: 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12

Company Overview
TransAtlantic Petroleum Ltd. is an international energy company engaged in the acquisition, development, exploration, and production of crude oil and natural gas in Turkey, Bulgaria and Romania.
3
NYSE-AMEX:
Toronto:
TAT
TNP
Share Price (1) : $1.01
Market Cap (1) : $372.6 million
Enterprise Value (1) : $390.6 million
Proved Reserves (2) : 11.6 MMboe
SEC PV10 (3) : $511.0 million
(1) Priced as of market close on 3/15/2013.
(2) Reflects DeGoyler and MacNaughton (“D&M”) reserve report, effective 12/31/2012 based on $108.30/barrel and $8.94/Mcf.
(3) Please see slide 25 for a reconciliation of our PV10 to our standardized measure.
Executive Management
Chairman & CEO: N. Malone Mitchell, 3rd
President: Ian J. Delahunty
VP, CFO: Wil F. Saqueton
VP, Legal: Jeffrey S. Mecom
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50

Boe/d
2008
2009
2010
2011
2012

MMBOE
2008
2009
2010
2011
2012

Asset Characteristics

(1) Reflects DeGolyer and MacNaughton (“D&M”) reserve report, effective 12/31/2012 based on $108.30/barrel and $8.94/Mcf. BOE conversions are calculated by the Company.
Natural
Gas
18%
Oil
82%
Undeveloped
44%
Developed
56%
Oil
65%
Natural
Gas
35%
Selmo
59%
Thrace
35%
Other
7%
Growth Profile
5,000
Reserve Profile 4Q12 Production Profile
(1)
0
10
20
30
40
50
60
70
Possible
Probable
Proved
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
(1)
80

TRANSATLANTIC
Petroleum Ltd.

TRANSATLANTIC
Petroleum Ltd.

Delayed 10-K

As announced in our Press Release yesterday, TransAtlantic needs additional time to file our 2012 Form
10-K, and we have filed Form 12b-25 which provides an additional 15 days to file our Form 10-K
• Time extension is due to prior period errors that relate to the allocation of well costs to our depletion schedule during the years 2009 through 2011, which result in the understatement of depletion expense recorded on the Company’s financials for the years 2009 through 2012. Note that depletion expense is a non-cash item.
• We are working with our independent registered public accounting firm to evaluate the impact of these prior period errors on both the current and prior period financial statements.
• Management and the Board of Directors have already initiated a process to hire a third party accounting consultant to assist and supplement the in-house accounting staff with a thorough review of all prior period accounting and documentation.

Preliminary 4Q12 Financials

• Until we file the 10-K, we can only provide limited financial information
• We expect fourth quarter Net Loss from Continuing Operations to be between $20 to $25 million
• The fourth quarter included exploration, abandonment and impairment charges of approximately $24 million largely driven by dry holes on several high risk exploration wells including Konak-1 ($9.5mm)
and Durukoy-1 ($6.3mm) and impairment of value on several of our unproved property licenses
($7.7mm)
• We expect fourth quarter Adjusted EBITDAX from Continuing Operations to be between $22 to $24 million
• As of December 31, 2012
• Cash balance of $14.8 million
• Long-term debt of $32.8 million
• No short-term debt
• Credit facility availability of $26.9 million

2013 CapEx and Operating Plan

$131 Million Capital Budget
• Within current cash flow, cash on hand, and credit availability.
• Accelerate with consummation of a joint venture
Southeast Turkey
• Drill horizontal wells to increase productivity.
• Expand 2012 discoveries (Goksu, Bahar, and Alibey).
• Drill off-structure to evaluate resource play prospectivity.
• 3D seismic of Molla blocks (Bahar, Goksu, and Ambar).
Northwest Turkey – Thrace Basin
• Tekirdag development project – low risk gas production growth – normal pressure gradient.
• Hayrabolu – Eight exploration and delineation wells – overpressured below 1,500 meters.
• Final exploitation of Edirne blocks (NW Thrace).
• Limited development within TPAO joint blocks as they "learn" unconventional potential.
• 3D on structure near Thrace area “kitchen.”
Other
• Sivas Basin – First half of 2013.
• Bulgaria – Resume activity summer 2013.

TRANSATLANTIC Petroleum Ltd.

TRANSATLANTIC Petroleum Ltd.

Management Transition

Success of horizontal, unconventional plays drive increased need for drilling and completions team managed and staffed with team leaders with heavy experience in horizontal drilling, multi-stage fracture design, and North American activity pace.
Key New Hires/Promotions:
Ian Delahunty, President – Completions engineer, US & international experience with Schlumberger, Oxy and
TransAtlantic.
Mitch Whatley, VP-Drilling – Drilling engineer, extensive horizontal experience with Pioneer (Eagle Ford), Encana
(Haynesville and Deep Bossier), and additional industry experience with Marathon and Sidewinder Drilling.
Justin Davis, VP-Engineering – Completions engineer, extensive, multi-basin, unconventional experience with
Riata, SandRidge, TransAtlantic and Viking.
Darcy Dorscher, VP-Production & Facilities – Engineer, extensive international experience in Canada, India,
Kazakhstan, Madagascar, Qatar, and Turkey.
Geological & Geophysical – Relocated senior personnel to Dallas.

1P Reserves Roll-forward 9 YE2011 Production Revisions Discoveries YE2012 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000

Year-end 3P Reserves Profile and Comparison

*Hatched area represents increased 2P/3P independent reserves evaluation disclosed by Valeura Energy, which benefitted from three additional weeks of  study/review.
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
2011 Gas 2012  Gas* 2011 Oil 2012 Oil
1P 2P 3P

TransAtlantic Petroleum Ltd.

BULGARIA
RUSSIA
GEORGIA
ARMENIA
AZERBAIJAN
IRAN
TURKEY
CYPRUS
SYRIA
IRAQ
LEBANON
Legend
Licenses
TransAtlantic Licenses, Joint Ventures
Farm-in
0 50 100 200
Kilometers

TransAtlantic Petroleum Ltd.

Turkey: Activity Overview

Thrace Basin
Region Summary: Conventional and tight natural gas
production with upside potential from
deep intervals and technological
application.
Proved Reserves: 11.1 Bcf (1)
4Q12 Production: 9.2 MMcf/d
Thrace Basin
Southeast
Central
Southeast
Region Summary: Conventional oil production provides low
decline base. Conventional and
unconventional upside opportunities.
Proved Reserves: 9.7 MMboe (1)
4Q12 Production: 2.9 Mboe/d
Central
Region Summary: Frontier basins offer under-explored, high
potential, oil and gas opportunities
Proved Reserves: 0.0 MMboe
4Q12 Production: 0.0 Mboe/d
Overview
Region Summary: Over 4 million acres in an under-explored
region with attractive fiscal terms.
Extension of prolific Syrian and Iraqi oil
fields in the southeast and established
natural gas play in the northwest.
Proved Reserves: 11.6 MMboe (1)
4Q12 Production: 4.4 Mboe/d
(1) Reflects DeGolyer and MacNaughton (“D&M”) reserve report, effective 12/31/2012 based on $108.30/barrel and $8.94/Mcf. BOE conversions are calculated by the Company.

SELMO
MIDYAT-GERCUS
SINAN
MIOCENE
PALEOCENE
GARZAN
KIRADAG
KASTEL
SAYINDERE
CRETACEOUS
KARABABA
MARDIN
GROUP
DERDERE
SABUNSUYU
TRIASSIC
ULUDERE
HAZRO
DADAS
SHALE
HOT SHALE
PALEOZOIC
BEDINAN

Molla: Demonstrating Stacked Pay Potential

Demonstrated
horizontal success
with Goksu 3H over
300 BOPD after ~5
months of production.
Vertical discovery
(Bahar-1) IP after
frac at ~600 BOPD.
Horizontal currently
drilling.
Tested 150 BOPD
(Bahar-1).
Two cores taken.

TransAtlantic Petroleum Ltd.

Kayakoy South-2
Saribugday-1
Didan North-1
Dervishasan Deep-1
Kayayolu-4
Kayayolu-2
Karakilise-1R
Kastel-1
Kastel-2
Didan-1A
Mollacabir-1
Babahaki-2
Derindere-1
Harman-1
Bismil-1
Belenli-1
Goksu-1R
Altinakar-1
Ambarcik-1
Akkoy-1
Taht-1
Kutluk-1
Kocahoyuk-1
Pinarbasi-1
ARP-6
Scale = 1:200000
0 10000 20000 30000
0 3000 6000 9000 12000 15000 m

TransAtlantic

Molla-area Gravity Map

* DeGolyer & McNaughton as of 12/31/2012
Goksu:
2P Reserves:
2.9 MMbbls*
Field discoveries align well with gravity data. Meaningful running room whether structural or stratigraphic.
Kastel Field:
EUR 15 MMbbls
Bahar:
2P Reserves:
2.5 MMbbls*

GOKSU 3 H (Mardin)
BOPD, BWPD, PSI, % Water
BBL OIL (CUM)
2500
2000
1500
1000
500
0
60000
50000
40000
30000
20000
10000
0
10/1/2012
12/1/2012
2/1/2013
BOPD
BWPD
FTP
WC
Cum Oil

Molla: Mardin Potential and Goksu Discovery

* DeGolyer & McNaughton as of 12/31/2012.
Molla: Mardin Overview
Mardin Formation
Fractured Cretaceous carbonate present across
the region.
Initial vertical discoveries bolstered by recent
application of horizontal drilling processes.
Total 1P reserves of 0.6 MMbbls*.
Total 2P reserves of 2.9 MMbbls*.
Goksu-3H
Flowing over 300 BOPD after almost 5 months
of production.
TransAtlantic’s first horizontal completion,
1,600 foot lateral.
Drilled and completed for approximately $3.5
million.
Goksu-2
Cumulative production nearing 60,000 Bbls.
Initial flow rates were 400-500 BOPD in
February 2012.
Put on 16/64” choke.
Stable FTP of 240 psi.

Goksu 5H PROB
Goksu 6H PROB
Goksu 7H PROB
Goksu 8H PROB
Goksu 4H PUD
158 mbo
Goksu 9H PROB
Goksu 10H PROB
Goksu South 1H PUD
158 mbo
Goksu South 6H PROB
Goksu South 7H PROB
Goksu South 8H PROB
Goksu South 5H PROB
Goksu South 4H PROB
Goksu South 3H PROB
Goksu South 2H PROB
Scale = 1:30000
0 1000 2000 3000
0 400 800 1200 1600 2000 m

Molla: Mardin Reserves 15 * DeGolyer & McNaughton as of 12/31/2012.

Dadas Deposition Area
Diyarbakir 5046
Molla 4845&4174
Arpatepe 5025
Arpatepe 5003 (prod.)
4845
5046
4174
Yasince-1
Total Closure 1350 acres
520 acres
3H
2H
Ambar-2H
Mollacabir-1
Yasince-3
Yasince-2
Molla-2R
Ambar 2H Pending Location
1H
Ambar-1H
1H
Ambar 1H
Kurtkiraci-1
220 acres
Best-1

Molla: Mardin Horizontal – Ambar Structure 16

TRANSATLANTIC Petroleum Ltd.

§

§

Bahar-2H
Bahar-2H
Bahar-1ST
Bahar-3

Bahar 1 (Bedinan / Hazro)

Molla: Bedinan and Hazro Discovery

* DeGolyer & McNaughton as of 12/31/2012.
Molla: Bedinan & Hazro Overview
Conventional targets immediately above and below Dadas
with prospectivity demonstrated via recent discovery well.
Bedinan Formation
Hazro Formation
Shut-in while Hazro tested (150 bopd)
Analog Hazro well 27 km north of Bahar-1 with EUR of 1.4
mmbo and 14 bcf.
Bahar-1 (TAT operated discovery well) - Hazro tested 150
BOPD.
Sandstone directly above the Dada Shale.
Horizontal offset currently drilling designed for multi-
stage frac completion.
Bedinan produced ~600 BOPD (+ high BTU gas) after
frac.
TAT operated vertical discovery well with 50’ of net pay
Normal pressure gradient in southern (shallower) part
of the basin at Arpatepe field (25 kms south). Arpatepe
Field EUR’s of 200mbo – 400mbo with acid stimulation.
Overpressured in central and northern parts of basin.
Sandstone immediately below the Dada Shale.
Total 2P reserves of 2.5 MMbbls* including 2.1 MMbbls
from the Bedinan and 400 Mbbls from the Hazro.
Total 1P Reserves of 1.4 MMbbls* including 1.0 MMbbls
from the Bedinan and 400 Mbbls from the Hazro.
Bahar-1

Bahar-2H
Bahar-2H
Bahar-1ST
Cataksu-1
Bahar-3
Scale = 1:12000
0 1000 2000 3000 ft
0 200 400 600 800 1000 m

Molla: Bedinan Horizontal – Cataksu-1H 18 Bahar-2H Drilling Curve Now Cataksu-1H Next well in program. Lateral trajectory TBD.

Selmo Remapping

Selmo Overview
• Extensive work has been done
to remap and model Selmo to
identify bypassed oil due to the
extremely fractured nature of
the field.
• New dynamic model
incorporates updated
substructure mapping with
production and pressure
histories to determine the areas
of the field that will most
benefit from a horizontal drilling
campaign.
• We believe horizontal wellbores
will allow pressure drawdown
that is more uniform across the
length of the wellbore and
prevent water coning or
premature breakthrough of
water.
• 2013 budget provides for 4
horizontal wells in the Middle
Sinan Dolomite (MSD) and 1
horizontal well in the Lower
Sinan Dolomite (LSD).
Example Selmo Horizontals

Tunceli
Bingol
Elazig
Malatya
TURKEY
K. Maras
Adiyaman
XII
Dadas
Deposition Area
XI
Diyarbakir
Batman
Siirt
Sanliurfa
Gaziantep
Mardin
Sirnak
SYRIA
4325
West Hazro
5127 (App.)
Abdulaziz
5157(App.)
Hazro
5155 (App.)
Selmo
829 (prod.)
Molla
4845&4174
West Molla
5046
4239 (App.)
3695 (App.)
4172 (App.)
Arpatepe
5025
Arpatepe
5003 (prod.)
Kahta
5183 (App.)
Gaziantep
4607, 4656
4648, 4649
Bakuk
5043 (prod.)
Idil
4642
Bakuk
5064
0 10 20 40 60 80 100
Kilometers
Legend
Dadas Deposition Area
District-Boundary
Licenses
Applications
TransAtlantic Licenses, Joint Ventures

New License Applications 20 Acquired or applied for seven new licenses totaling over 550k acres.

YILDIRIM
KARANFILTEPE
HAYRABOLU
ATAKOY
HAYRABOLU
KAZANCI
AYDEDE
DEVESEKI
KAYI

Thrace Basin – Mezardere Formation 21 New basin-wide map provides better understanding of source, kitchen, trap, and pressure dynamics. TEKIRDAG

Gocerler
AR/AOI-TPO/4288
Alpullu
ARİ/AOI/3599-4794 (prod)
Temrez
AR/AOI/4861
TBNG
İR/TGT/2926 (prod)
TBNG
ARİ/TGT/3659
TBNG
AR/TGT-PIN-CBV/3734
Malkara-2
AR/PPG/4532
Gocerler
ARİ/AOI-TPO/4200 (prod.)
Adatepe
ARİ/AOI-TPO/4959 (prod.)
Cayirdere-D.Adatepe
AR/TPO/3792
Istanbul
Banarli (prod.)
ARI/PPG-CLK-MAY/5059
Tekirdag
TBNG
AR/TGT-PIN-CBV/4126
TBNG
AR/TGT-PIN-CBV/3934
TBNG
4794
4861
2926
3734
4532
5016
4288
4200
4959
3792
5059
3934
4126

Thrace Basin Frac: Tekirdag Development Program

Development Program Characteristics:
• Initial 88-well development program covering approximately 5,000 acres of the Tekirdag Field Area.
• Plan 17 wells in Tekirdag area and 8 wells in Hayrabolu during 2013.
• Two rig drilling program carries activity into 2015.
• Gross well costs expected to range between $2.0 million and $3.0 million, depending upon total depth and completion design.
• Gross expected ultimate recovery expected to exceed 70 Bcf
(1)
.
(1) Internal estimate prepared 10/1/12
Tekirdag
Hayrabolu

TRANSATLANTIC Petroleum Ltd.

Top Kesan Depth Structure Map (m)

PETREL

1. phase location (40 acre) 16 wells
Drilled deep well (40 acre) 10 wells
2. phase location (40 acre) 18 wells
3. phase location – P10 area (40 acre) 63 wells

TRANSATLANTIC

Thrace Basin Frac: Tekirdag Development Program 23 DTD-19 5-stage frac, flowing back with early choked gas rate > 1 MMcf/d BTD-5 4-stage frac, flowing back with early choked gas rate ~ 1 MMcf/d

TRANSATLANTIC
Petroleum Ltd.

Tuna-1
Karapurcek-E
3734
Sussuzmuselim-1

TRANSATLANTIC

Thrace Basin Frac: Hayrabolu Trend

11,000 prospective acres
Yildirim-1
2-stage frac, drilling out plugs.
Pre-frac instantaneous flow
rate of 1.8MMcf/d
Kazanci-5
Deepest zone unsuccessful
Hayrabolu-10
Drilling
Kazanci-5

TRANSATLANTIC
Petroleum Ltd.

TRANSATLANTIC
Petroleum Ltd.

EBITDAX Reconciliation

For the three months ended
(in millions) Dec 31, 2012
Adjusted EBITDAX from continuing operations
$22.0 – $24.0
Subtract:
Interest and other, net $1.2
Income tax expense 2.6
Depreciation, depletion, and amortization 11.3-14.3
Accretion of asset retirement obligation 0.1
Exploration, abandonment, and impairment 24.4
Seismic and other exploration 2.4
Other items 2.2
Net loss from continuing operations ($25.2) – ($20.2)
* Totals may not sum due to independent rounding
This presentation references estimated EBITDAX, which is a non-GAAP financial measure that represents earnings from continuing operations before income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense.
The Company believes EBITDAX assists management and investors in comparing the Company’s performance and ability to fund capital expenditures and working capital requirements on a consistent basis without regard to depreciation, depletion and amortization, impairment of natural gas and oil properties and exploration expenses, which can vary significantly from period to period.  In addition, management uses EBITDAX as a financial measure to evaluate the Company’s operating performance.  EBITDAX is also widely used by investors and rating agencies.
EBITDAX is not a measure of financial performance under GAAP.  Accordingly, it should not be considered as a substitute for net income, income from operations, or cash flow provided by operating activities prepared in accordance with GAAP.  Information regarding income taxes, interest, depreciation, depletion, amortization, impairment, abandonment and exploration expense is unavailable on a forward looking basis. Net income, income from operations, or cash flow provided by operating activities may vary materially from EBITDAX.  Investors should carefully consider the specific items included in the computation of EBITDAX.  The Company has disclosed EBITDAX to permit a comparative analysis of its operating performance and debt servicing ability relative to other companies.

Hedge Profile

As of 12/31/2012
775
622
0
831
726
1,016
$100.25
$99.63
$88.44
$0
$25
$50
$75
$100
$125
$150
0
250
500
750
1,000
1,250
1,500
2013 2014 2015
way Collars
Collars
Floor/Ceiling Mid- point
3-

PV10 Reconciliation

The PV-10 value of the estimated future net revenue are not intended to represent the current market value of the estimated oil and natural gas reserves we own. Management believes that the presentation of PV-10, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV-10 is not a measure of financial or operating performance under U.S. GAAP. PV-10 should not be considered as an alternative to the standardized measure as defined under U.S. GAAP.
US $ thousands
Total PV 10: $511,075
Future income taxes: (106,411)
Discount of future income taxes at 10% per annum: 31,213
Standardized measure: $435,880
The following table provides a reconciliation of our PV10 to our standardized measure:

Investor Contact Information
Chad W. Potter, CFA
VP – Finance / Investor Relations
(214) 265-4746
chad.potter@tapcor.com
Wil F. Saqueton
VP – Chief Financial Officer
(214) 265-4743
wil.saqueton@tapcor.com
Ian Delahunty
President
(214) 265-4780
Ian.delahunty@tapcor.com
16803 Dallas Parkway
P.O. Box 246
Addison, TX 75001-0246
28